UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 7, 2012

CollabRx, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-26824
(Commission File Number)

68-0370244
(I.R.S. Employer Identification No.)

44 Montgomery Street, Suite 800
San Francisco, CA 94104-4811
(Address of Principal Executive Offices)

(415) 248-5350
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Amendment No. 1 to Employment Agreement with James M. Karis.  On December 7, 2012, CollabRx, Inc. (f/k/a Tegal Corporation) (the “Company”) and James M. Karis entered into an Amendment No. 1 (the “Employment Agreement Amendment”) to the Employment Agreement dated June 29, 2012 between the Company and Mr. Karis (the “Employment Agreement”). Pursuant to the Employment Agreement Amendment, Mr. Karis resigned as Co-Chief Executive Officer of the Company effective December 31, 2012 (the “Termination Date”) but will continue to serve as a director of the Company and provide consulting services to the Company from time to time after the Termination Date.  In addition, the Company waived its entitlement to recoup from Mr. Karis his signing bonus and Mr. Karis agreed to amend his RSU Agreement (as defined below) to terminate vesting as of the Termination Date.  The Company and Mr. Karis also agreed to a mutual release of claims.

The full text of the Employment Agreement Amendment is filed as Exhibit 10.1 to this Current Report and incorporated herein by this reference.  The description of the Employment Agreement Amendment provided above is qualified in its entirety by the full text as attached.

Amendment No. 1 to Restricted Stock Unit Award Agreement.  On December 7, 2012, the Company and James M. Karis entered into an Amendment No. 1 (the “RSU Amendment”) to the Restricted Stock Unit Award Agreement dated July 12, 2012 between the Company and Mr. Karis (the “RSU Agreement”).  Pursuant to the RSU Amendment, the vesting of Mr. Karis’s RSU award will terminate as of the Termination Date, notwithstanding Mr. Karis’s continued service as a director and/or consultant.

The full text of the RSU Amendment is filed as Exhibit 10.2 to this Current Report and incorporated herein by this reference.  The description of the RSU Amendment provided above is qualified in its entirety by the full text as attached.

Item 5.02.	Departure of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 7, 2012, James M. Karis resigned as Co-Chief Executive Officer of the Company effective December 31, 2012.  Mr. Karis will continue to serve as a director of the Company and provide consulting services to the Company from time to time after the Termination Date.

In connection with his resignation as Co-Chief Executive Officer, Mr. Karis and the Company entered into the Employment Agreement Amendment and RSU Amendment, as disclosed in Item 1.01 above.

Item 9.01.	Exhibits

10.1       Amendment No. 1 to Employment Agreement, dated as of December 7, 2012, by and between CollabRx, Inc. and James M. Karis.

10.2       Amendment No. 1 to Restricted Stock Unit Award Agreement, dated as of December 7, 2012, by and between CollabRx, Inc. and James M. Karis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2012	COLLABRX, INC.

	By:	/s/ Thomas R. Mika
	Name:	Thomas R. Mika
	Title:	President and Co-Chief Executive Officer